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                                                                     EXHIBIT 10



                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-41213 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
September 20, 1999